POWER OF ATTORNEY


      By signing below, each of the undersigned officers and/or directors of Unocal Corporation, a Delaware corporation, hereby constitutes and appoints Timothy H. Ling, Joe D. Cecil and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement on Form S-8 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

      IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of June 1, 1998.

            SIGNATURE                            TITLE


     /s/ Roger C. Beach                 Chairman of the Board of
    _________________________                Directors and
         Roger C. Beach                 Chief Executive Officer

       /s/ Timothy H. Ling              Chief Financial Officer
    _________________________
         Timothy H. Ling

     /s/ John W. Amerman                        Director
    _________________________
         John W. Amerman

     /s/ John W. Creighton, Jr.                 Director
    _________________________
     John W. Creighton, Jr.

     /s/ Malcolm R. Currie                      Director
    _________________________
        Malcolm R. Currie

     /s/ Frank C. Herringer                     Director
    _________________________
       Frank C. Herringer

     /s/ John F. Imle, Jr.                      Director
    _________________________
        John F. Imle, Jr.

     /s/ Charles R. Weaver                      Director
    _________________________
        Charles R. Weaver

     /s/ Marina v.N. Whitman                    Director
    _________________________
       Marina v.N. Whitman

     /s/ Kevin W. Sharer                        Director
    _________________________
         Kevin W. Sharer